SCHEDULE 2

WORLDWIDE NETWORK OF SUBCUSTODIANS

COUNTRY                                          SUBCUSTODIAN

Argentina                                                             Citibank, N.A.

Australia                                               National Australia Bank Limited

Austria                                                 UniCredit Bank Austria AG

Bahrain                                                 HSBC Bank Middle East Limited

Bangladesh                                                          Standard Chartered Bank Bangladesh

Belgium                                                ING Belgium SA/NV

Benin                                                                    Société Générale de Banques en Côte d’lvoire

Bermuda                                               HSBC Bank Bermuda Limited (effective May 3, 2010)

Botswana                                             Barclays Bank of Botswana Ltd.

Brazil                                                                    Citibank, N.A.

Bulgaria                                                ING Bank N.V.

Burkina Faso                                                       Société Générale de Banques en Côte d’lvoire

Canada                                                 CIBC Mellon Trust Company

Cayman Islands                                     The Bank of New York Mellon

Channel Islands                                     The Bank of New York Mellon

Chile                                                     Banco Itau S.A. (Chile)

Chile                                                                       Banco de Chile

China (Shanghai and Shenzhen)              HSBC Bank (China) Company Limited

Colombia                                              Cititrust Colombia S.A.

Costa Rica                                                          Banco BCT

Croatia                                                                Privredna Banka Zabreb d.d.

Cyprus                                                                 BNP Paribas Securities Services, Athens, effective May 17, 2010.

Czech Republic                                     ING Bank N.V.

Denmark                                              Danske Bank A/S

Ecuador                                                Banco de la Produccion SA

Egypt                                                    HSBC Bank Egypt S.A.E.

Estonia                                                 SEB Bank AS

Euromarket                                           Clearstream Banking Luxembourg S.A.

Euromarket                                           Euroclear Bank

Finland                                                                  Skandinaviska Enskilda Banken AB (publ) Helsinki Branch

France                                                                  BNP Paribas Securities Services

France                                                                  CACEIS

Germany                                                              BHF-Asset Servicing GmbH

Ghana                                                   Barclays Bank of Ghana Ltd.

Greece                                                                  BNP Paribas Securities Services, Athens, effective May 17, 2010

Guinea Bissau                                       Société Générale de Banques en Côte d’lvoire

Hong Kong                                                         The Hongkong and Shanghai Banking Corporation, Limited

Hungary                                               ING Bank NV.

Iceland                                                 New Landsbanki Islands hf

Iceland                                                                 NBI hf.

India                                                     Deutsche Bank AG

Indonesia                                                             The Hongkong and Shanghai Banking Corporation, Limited

COUNTRY                                          SUBCUSTODIAN

Ireland                                                                  The Bank of New York Mellon, London

Israel                                                    Bank Hapoalim B.M.

Italy                                                                        Intesa Sanpaolo S.p.A

Ivory Coast                                           Société Générale de Banques en Côte d’lvoire - Abidjian

Japan                                                    The Bank of Tokyo-Mitsubishi UFJ Ltd.

Japan                                                    Mizuho Corporate Bank, Limited

Jordan                                                  HSBC Bank Middle East Limited

Kazakhstan                                           HSBC Bank Kazakhstan

Kenya                                                  Barclays Bank of Kenya Limited

Kuwait                                                 HSBC Bank Middle East Ltd.

Latvia                                                                   AS SEB banka

Lebanon                                               HSBC Bank Middle East Limited

Lithuania                                                             SEB Bankas AB

Luxembourg                                                       Banque et Caisse d’Epargne de l’Etat

Malaysia                                               HSBC Bank Malaysia Berhad

Mali                                                                        Société Générale de Banques en Côte d’lvoire

Malta                                                    HSBC Bank Malta plc

Mauritius                                                              The Hongkong and Shanghai Banking Corporation Limited

Mexico                                                                  Banco Nacional de Mexico

Morocco                                                               Citibank Maghreb

Namibia                                                Standard Bank Namibia Ltd.

Netherlands                                                         BNY Mellon Asset Servicing B.V.

New Zealand                                        National Australia Bank Limited

Niger                                                                     Société Générale de Banques en Côte d’lvoire

Nigeria                                                 Stanbic IBTC Bank Plc

Norway                                                               DnB NOR Bank ASA

Oman                                                   HSBC Bank Middle East Limited

Pakistan                                                Deutsche Bank AG Karachi.

Palestinian Autonomous Area                HSBC Bank Middle East, Ramallah

Peru                                                     Citibank del Peru, S.A.

Philippines                                                            The Hongkong and Shanghai Banking Corporation, Limited

Poland                                                  ING Bank Slaski

Portugal                                                                Banco Comercial Português, S.A.

Qatar                                                    HSBC Bank Middle East Limited, Doha

Romania                                               ING Bank N.V.

Russia                                                  ING Bank (Eurasia) ZAO

Russia                                                  ZAO Citibank Moscow

Saudi Arabia                                         SABB Securities Limited

Senegal                                                                 Société Générale de Banques en Côte d’lvoire

Serbia                                                   UniCredit Bank Austria AG

Singapore                                                United Overseas Bank Limited

Singapore                                              DBS Bank Ltd.

Slovak Republic                                     ING Bank N.V.

Slovenia                                                                UniCredit Banka Slovenia d.d.

Slovenia                                                UniCredit Bank Austria AG

South Africa                                         Standard Bank of South Africa

COUNTRY                                          SUBCUSTODIAN

South Korea                                                       The Hongkong and Shanghai Banking Corporation, Limited

Spain                                                    Banco Bilbao Vizcaya Argentaria S.A.

Spain                                                    Santander Investment Services, S.A.

Sri Lanka                                                            The Hongkong and Shanghai Banking Corporation, Limited

Swaziland                                             Standard Bank Swaziland Limited

Sweden                                                                Skandinaviska Enskilda Banken

Switzerland                                                          Credit Suisse, Zurich

Switzerland                                           UBS AG, Zurich

Taiwan                                                                 Standard Chartered Bank (Taiwan) Limited

Thailand                                                               The Hongkong and Shanghai Banking Corporation, Limited

Thailand                                                Bangkok Bank Public Company Ltd.

Togo                                                                      Société Générale de Banques en Côte d’lvoire

Trinidad & Tobago                                Republic Bank Limited

Tunisia                                                                  Banque Internationale Arabe de Tunisie

Turkey                                                  Deutsche Bank AS

Uganda                                                 Barclays Bank of Uganda Ltd.

Ukraine                                                 ING Bank Ukraine

United Arab Emirates                            HSBC Bank Middle East Limited, Dubai

United Kingdom                                    The Bank of New York Mellon

United Kingdom                                    Deutsche Bank AG (The Depository & Clearing Centre)

United States                                        The Bank of New York Mellon

Uruguay                                               Banco Itau Uruguay S.A.

Venezuela                                                           Citibank, N.A.

Vietnam                                                HSBC Bank (Vietnam) Ltd.

Zambia                                                 Barclays Bank of Zambia Limited

Zimbabwe                                             Barclays Bank of Zimbabwe Limited